UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 7, 2008

Southern Bella, Inc.
(Exact name of registrant as specified in its

Delaware	333-142516	20-8602410
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1006 Delaware Avenue, Lexington, Kentucky	40505-0464
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (859) 231-0464

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Southern Bella, Inc.
FORM 8-K

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)                  Southern Bella, Inc. (the “Company”) dismissed Michael Pollack CPA, LLC, its independent registered public accounting firm, on January 7, 2008. The dismissal and resignation of Michael Pollack CPA, LLC was a result of the merger of Michael Pollack CPA, LLC with and into the accounting firm of KBL, LLP effective January 1, 2008.

Michael Pollack’s report on the Company’s unaudited consolidated balance sheet as of September 30, 2007, and the related consolidated statements of operations, changes in stockholders’ equity (deficit) and cash flows for the three months ended September 30, 2007 and the period February 22, 2007 (Inception) through September 30, 2007, and Mr. Pollack’s report on the audited balance sheet of Dupree Catering, Inc. (the predecessor to the Company) as of December 31, 2006 and 2005, and the related statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2006 and 2005, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to dismiss Michael Pollack CPA, LLC was approved by the Company’s Board of Directors.

There were no disagreements between the Company and Michael Pollack CPA, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Michael Pollack CPA, LLC would have caused Michael Pollack CPA, LLC to make reference to the matter of the disagreement in connection with its reports.

The Company provided Michael Pollack CPA, LLC with a copy of this disclosure.  Attached as Exhibit 16.1 is a copy of Michael Pollack CPA, LLC’s letter, dated January 8, 2008, stating its agreement with these statements.

(b)                  On January 8, 2008, the Company retained McElravy, Kinchen & Associates, P.C., as its new independent registered public accounting firm. McElravy, Kinchen & Associates, P.C. replaces Michael Pollack CPA, LLC which resigned his position on January 7, 2008..

During the Company’s two most recent fiscal years ending December 31, 2007 and 2006, the Company did not consult with McElravy, Kinchen & Associates, P.C. regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed or (ii) the type of audit opinion that might be rendered on the Company’s financial statements. Because there were no disagreements between the Company and Michael Pollack CPA, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, the Company did not consult with McElravy, Kinchen & Associates, P.C.with regard to such matters.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

16.1  Letter from regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of Securi-ties Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	Southern Bella, Inc.

By: /s/ Viola J.Heitz Viola J. Heitz Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer

Date: January 8, 2008